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                                                                    Exhibit 99.1


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing of the Annual Report on Form 10-K of Harris Interactive Inc. for the fiscal year ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gordon S. Black, Chief Executive Officer and Chairman of the Board of Harris Interactive Inc., hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or
Section 15(d), as applicable, of the Securities Exchange Act of 1934, and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Harris Interactive Inc.

Dated: September 30, 2002           /s/ Gordon S. Black
                                    ------------------------------------
                                    Gordon S. Black, Chief Executive Officer and
                                    Chairman of the Board